REVENUE	6 Months Ended
Jun. 30, 2022
Revenue from Contract with Customer [Abstract]
REVENUE

NOTE 5 – REVENUE

The revenues recognized for the six months ended June 30, 2022 comprise revenues from the exclusive license agreement for the development, commercialization, and supply of ofra-vec in Japan for all indications (the “NanoCarrier License”). The revenues are recognized according to ASC 606, “Revenues from Contracts with Customers.”

VBL has identified two performance obligations in the NanoCarrier License: (1) Grant of the license and use of its IP; and (2) VBL’s participation and consulting assistance services. In addition, there is a potential performance obligation regarding future manufacturing.

During the six months ended June 30, 2022, VBL recognized revenue of $0.2 million. In light of the determination to discontinue development of ofra-vec in all indications, we do not expect to generate additional revenues from the achievement of new milestones or royalties under this license agreement.